UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2003

OXFORD HEALTH PLANS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16437 (Commission File Number)	06-1118515 (IRS Employer Identification No.)

48 Monroe Turnpike, Trumbull, Connecticut (Address of principal executive offices)		06611 (Zip Code)

(203) 459-6000

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits

(c)	Exhibits

99	(a)	Press release dated August 5, 2003 announcing the Registrant’s second quarter 2003 results

99	(b)	Corrected Consolidated Balance Sheet to Press Release dated August 5, 2003

Item 12.	Results of Operations and Financial Condition

The Registrant’s press release announcing its second quarter 2003 results and corrected balance sheet each dated August 5, 2003 are attached as Exhibits hereto and are incorporated herein by reference. This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OXFORD HEALTH PLANS, INC.

Date: August 5, 2003	By:	/s/ MARC M. KOLE
Marc M. Kole
Senior Vice President Finance and Principal Accounting Officer

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OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES

Exhibit Index

Exhibit Number	Description of Document	Page Number

99(a)	Press Release dated August 5, 2003	4

99(b)	Corrected Consolidated Balance Sheet to Press Release dated August 5, 2003	16

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